BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Equity Dividend V.I. Fund
(the “Fund”)

     Supplement dated September 15, 2011
to the Statement of Additional Information dated May 1, 2011

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The subsection entitled “Portfolio Manager Information - Other Funds and Accounts Managed” is revised to add the following information with respect to the Fund as of August 31, 2011:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Registered Other Accounts	Other Other Pooled Investment Companies	Investment Vehicles	Other Accounts
David J. Cassese	9	2	4	0	0	0
	$16.5 Billion	$129.5 Million	$380.8 Million	$0	$0	$0

The subsection entitled “Portfolio Manager Compensation Overview – Discretionary Incentive Compensation” is revised to add the following information with respect to the Fund as of August 31, 2011:

Portfolio Manager	Funds Managed	Benchmarks Applicable to Each Manager
David J. Cassese	BlackRock Equity Dividend V.I. Fund	Lipper Equity Income Funds classification

Shareholders should retain this Supplement for future reference.

Code# SAI-VAR-EQ-0911SUP